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                                                         EXHIBIT 10(M)

                       FIRST AMENDMENT
                 TO THE CURTICE BURNS FOODS
         NON-QUALIFIED DEFERRED PROFIT SHARING PLAN


        This Amendment is adopted by Curtice Burns Foods, Inc., a corporation duly formed and existing under the laws of the State of New York (the 'Employer').
        WHEREAS, the Employer has adopted the Curtice Burns Foods Deferred Profit Sharing Plan (the 'Plan'), and has reserved the right pursuant to the provisions of the Plan to amend it at any time, and
        WHEREAS, the Employer, based upon the determination of the Special Committee of its Board of Directors appointed February 2, 1993, now wishes to amend the Plan,
        NOW, THEREFORE, the Plan is hereby amended as follows:
        1. Section 5.02 of the Plan is hereby amended to add the following subsection (c) at the end thereof:
                (c)  Notwithstanding the provisions of
            subsection (a), effective upon a change of control, as defined in the Curtice Burns Foods
            Key Executive Severance Plan, then for
            purposes of the Plan Year in which such change of control occurs and for the following two
            Plan Years, a Participant shall be entitled to an allocation of contributions under this Plan regardless of whether the Participant is an Employee of the Employer on the last day of the Employer's fiscal year.

        2. Section 13.01 of the Plan is hereby amended to add the following paragraph at the end thereof:

                    Notwithstanding the foregoing,
            effective upon a change of control, as defined in the Curtice Burns Foods Key Executive
            Severance Plan, then for purposes of the Plan
            Year in which such change of control occurs and for the two following Plan Years, the Employer shall have no right to amend the provisions of Section 5.02(c), as amended herein, and provided further that if the Employer amends the provisions of Section
            5.02(c) and within one year of the date upon

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            which such amendment becomes effective, a
            change of control occurs, then the provisions of such amendment shall be automatically revoked without further action by the Employer and the provisions of Section 5.02(c), as in effect immediately prior to such amendment shall thereupon be effective.

        3. This Amendment shall be effective as of the date of signing below.
            IN WITNESS WHEREOF, this Amendment has been executed this __ day of _____________ , 1993.

                        CURTICE BURNS FOODS, INC.


                        By:________________________
                             J. William Petty
                             President


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